PROSPECTUS	December 23, 2010 (As Supplemented December 29, 2010)

Prudential Jennison Natural Resources Fund, Inc.

Ticker Symbols
Class A: PGNAX	Class Q: PJNQX
Class B: PRGNX	Class R: JNRRX
Class C: PNRCX	Class Z: PNRZX

FUND TYPE

Sector Stock

OBJECTIVE

Long-term growth of capital

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

Prudential Investments, Prudential, Jennison, the Prudential logo, and the Rock symbol are registered service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Table of Contents

3	SUMMARY SECTION
3	INVESTMENT OBJECTIVE
3	FUND FEES AND EXPENSES
4	INVESTMENTS, RISKS AND PERFORMANCE
8	MANAGEMENT OF THE FUND
8	BUYING AND SELLING FUND SHARES
8	TAX INFORMATION
8	FINANCIAL INTERMEDIARY COMPENSATION

9	HOW THE FUND INVESTS
9	INVESTMENT OBJECTIVES AND POLICIES
12	OTHER INVESTMENTS AND STRATEGIES
13	INVESTMENT RISKS

20	HOW THE FUND IS MANAGED
20	BOARD OF DIRECTORS
20	MANAGER
21	INVESTMENT SUBADVISER
21	PORTFOLIO MANAGERS
22	DISTRIBUTOR
22	DISCLOSURE OF PORTFOLIO HOLDINGS

23	FUND DISTRIBUTIONS AND TAX ISSUES
23	DISTRIBUTIONS
24	TAX ISSUES
25	IF YOU SELL OR EXCHANGE YOUR SHARES

27	HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
27	HOW TO BUY SHARES
43	HOW TO SELL YOUR SHARES
46	HOW TO EXCHANGE YOUR SHARES

50	FINANCIAL HIGHLIGHTS

56	GLOSSARY

SUMMARY SECTION

INVESTMENT OBJECTIVE

The investment objective of the Fund is long-term growth of capital.

FUND FEES AND EXPENSES

The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and an eligible group of investors purchase, or agree to purchase in the future, more than $25,000 in shares of the Fund or other funds in the Prudential Investments family of funds. More information about these discounts is available from your financial professional and is explained in Reducing or Waiving Class A's Initial Sales Charge on page 30 of the Fund's Prospectus and in the Fund's Statement of Additional Information (SAI), in Rights of Accumulation on page 44.

Shareholder Fees (paid directly from your investment)
	Class A	Class B	Class C	Class Q	Class R	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1%	5%	1%	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None	None
Redemption fee	None	None	None	None	None	None
Exchange fee	None	None	None	None	None	None
Maximum account fee (accounts under $2,500)	$15	$15	$15	None	None	None

Annual Fund Operating Expenses % (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class Q	Class R	Class Z
Management fees	.71	.71	.71	.71	.71	.71
+ Distribution and service (12b-1) fees	.30	1.00	1.00	None	.75	None
+ Other expenses	.19	.19	.19	.06	.19	.19
= Total annual Fund operating expenses	1.20	1.90	1.90	.77	1.65	.90
- Fee waivers	None	None	None	None	(.25)	None
= Net annual Fund operating expenses	1.20	1.90	1.90	.77	1.40	.90

Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$666	$910	$1,173	$1,925	$666	$910	$1,173	$1,925
Class B	693	897	1,126	1,955	193	597	1,026	1,955
Class C	293	597	1,026	2,222	193	597	1,026	2,222
Class Q	79	246	428	954	79	246	428	954
Class R	143	496	873	1,934	143	496	873	1,934
Class Z	92	287	498	1,108	92	287	498	1,108

° The distributor of the Fund has contractually agreed until February 29, 2012 to reduce its distribution and service (12b-1) fees for Class R shares to .50% of the average daily net assets of Class R shares. This waiver may not be terminated by the distributor prior to February 29, 2012. The decision on whether to renew, modify or discontinue the waiver is subject to review by the distributor and the Fund's Board of Directors.
° The manager of the Fund has contractually agreed until February 29, 2012 to waive .05% of the management fee rate on average daily net assets over $4 billion that would otherwise be applicable under the terms of the management agreement. This waiver may not be terminated by the manager prior to February 29, 2012. The decision on whether to renew, modify or discontinue the waiver is subject to review by the manager and the Fund's Board of Directors.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal period, the Fund's portfolio turnover rate was 21% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. Consistent with our investment objective, we look for investments that we think will increase in value over a period of years. The Fund normally invests at least 80% of investable assets in equity and equity-related securities of natural resource companies and in asset-based securities, as described below. Natural resource companies are U.S. and foreign (non-U.S. based) companies that own, explore, mine, process or otherwise develop, or provide goods and services with respect to, natural resources. Asset-based securities are securities, the values of which are related to the market value of a natural resource. The principal type of equity and equity-related security in which the Fund invests is common stock. In addition to common stock, equity-related securities include preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible into or exchangeable for common or preferred stock and interests in master limited partnerships. The Fund participates in the initial public offering (IPO) market. Generally, we consider selling a security when it no longer displays conditions for growth, is no longer undervalued or falls short of expectations.

Principal Risks of Investing in the Fund. All investments have risks to some degree. Please remember that an investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.

Recent Market Events. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in the recent past. The financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Special Risks of Investing in Natural Resource Companies. The Fund's investments in securities of natural resource companies involve risks. The market value of securities of natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests primarily in companies with natural resource assets, there is the risk that the Fund will perform poorly during a downturn in natural resource companies. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic companies in which we invest if they have significant operations or investments in foreign countries. In addition, rising interest rates and general economic conditions may affect the demand for natural resources.

Non-Diversification Risk. The Fund is nondiversified. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a nondiversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a nondiversified fund.

Management Risk. Actively managed mutual funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these techniques will produce the desired results. Additionally, the securities selected by the subadviser may underperform the markets, in general, the Fund's benchmark and other mutual Funds with similar investment objectives.

Equity and Equity-Related Securities Risks. There is the risk that the value of a particular security could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund's holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

The Fund may invest in companies that reinvest their earnings rather than distribute them to shareholders. To the extent the Fund does invest in such companies, the Fund is not likely to receive significant dividend income on its portfolio securities.

Market Risk. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Securities markets are volatile. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Regardless of how well an individual investment performs, if financial markets go down, you could lose money.

Foreign Securities Risk. Investing in securities of non-U.S. issuers (including Yankee Obligations) generally involves more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging countries, may be less stable and more volatile than in the U.S. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system. Additionally, the changing value of foreign currencies could also affect the value of the assets the Fund holds and the Fund's performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in foreign securities may be subject to non-U.S. withholding and other taxes. Investments in emerging markets are subject to greater volatility and price declines.

For more information on the risks of investing in this Fund, please see How the Fund Invests - Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.

The Fund's Past Performance. The following bar chart shows the Fund's performance for the indicated share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns for the share class compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.prudentialfunds.com.

Annual Total Returns (Class A Shares) [1]
Best Quarter: 3rd Quarter 2005 28.24% Worst Quarter: 3rd Quarter 2008 -40.93%

1 These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown. The Fund's previous prospectus presented returns for Class B shares; returns for Class A shares are now shown for consistency with the prospectuses of the other funds in the Prudential Investments fund family. The total return of the Fund's Class A shares from January 1, 2010 to September 30, 2010 was 6.62%.

Average Annual Total Returns % (as of 12-31-09)
Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class B shares	67.01	16.46	17.49	--
Class C shares	70.98	16.58	17.50	--
Class Q shares	N/A	N/A	N/A	N/A
Class R shares	72.89	N/A	N/A	6.65 (8-22-2006)
Class Z shares	73.74	17.75	18.69	--

Average Annual Total Returns-Class A Shares %
Return Before Taxes	63.65	16.11	17.70	--
Return After Taxes on Distributions	62.96	14.48	16.44	--
Return After Taxes on Distributions and Sale of Fund Shares	41.63	13.55	15.49	--

° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans or accounts. The Fund's previous prospectus presented returns for Class B shares; returns for Class A shares are now shown for consistency with the prospectuses of the other funds in the Prudential Investments fund family. After-tax returns are shown only for the indicated share class. After-tax returns for other classes will vary due to differing sales charges and expenses.

Index % (reflects no deduction for fees, expenses or taxes)
Lipper Global Natural Resources Index	58.23	11.49	14.59	--
S&P 500 Index	26.47	0.42	-0.95	--
MSCI World ND Index	29.99	2.01	-0.24	--
Lipper Average	47.47	11.62	14.57	--

MANAGEMENT OF THE FUND

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Jennison Associates LLC	David A. Kiefer, CFA	Managing Director	April 2005
		John "Jay" Saunders	Managing Director	July 2006
		Neil P. Brown, CFA	Managing Director	July 2006

BUYING AND SELLING FUND SHARES

	Minimum Initial Investment	Subsequent Investments
Fund shares (most cases)	$2,500	$100
Retirement accounts and custodial accounts for minors	$1,000	$100
Automatic Investment Plan (AIP)	$50	$50

You can purchase or redeem shares through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852. Redemption proceeds may be sent by mail, by Federal funds wire or deposited directly into your bank account if you have established the link.

TAX INFORMATION

Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

FINANCIAL INTERMEDIARY COMPENSATION

Potential Conflicts of Interest. If you purchase Fund shares through a financial services firm, the Fund, the Manager, or their related companies may pay the financial services firm for the sale of Fund shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm's representatives to recommend the Fund over another investment. Ask your financial services firm or representative for more information or visit your financial services firm's website.

HOW THE FUND INVESTS

INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objective is long-term growth of capital. This means we look to build an investment portfolio which, though potentially volatile in the short term, has the potential for significant capital appreciation over the longer term. While we make every effort to achieve our objective, we can't guarantee success.

In pursuing our objective, we normally invest primarily (at least 80% of the Fund's investable assets - which are the Fund's assets less liabilities other than borrowings for investment purposes) in equity and equity-related securities of natural resource companies and in asset-based securities, as described below. Natural resource companies are U.S. and foreign (non-U.S. based) companies that own, explore, mine, process or otherwise develop, or provide goods and services with respect to, natural resources. Asset-based securities are securities, the values of which are related to the market value of a natural resource. The principal amount, redemption terms or conversion terms of the asset-based securities in which we may invest are related to the market value of a natural resource. The Fund will only purchase asset-based securities that are rated, or are issued by companies that have outstanding obligations rated, at least BBB by Standard & Poor's Ratings Services (S&P) or Baa by Moody's Investors Service (Moody's), commercial paper rated at least A-2 by S&P or Prime-2 by Moody's, asset-based securities that are comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, that the investment subadviser has determined to be of comparable quality.

The principal type of equity and equity-related security in which the Fund invests is common stock. In addition to common stock, equity-related securities include preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible into or exchangeable for common or preferred stock and interests in master limited partnerships. The Fund may invest in companies of any size.

Our Investment Strategy

We take a contrarian approach—looking for inexpensive securities and sectors. We look to invest in areas where commodity prices are temporarily low leading to temporary sub-par financial performance, but which may offer great opportunities for the patient investor. We also look for speculative exploration and development companies to participate in the potential price appreciation that these companies often experience.

In selecting securities for the Fund, we use a bottom-up approach based on a company's growth potential. We ordinarily look for one or more of the following characteristics:

  prospects for above-average earnings growth per share
  high return on invested capital
  healthy balance sheets
  sound financial and accounting policies and overall financial strength strong competitive advantages
  effective research and product development and marketing
  efficient service
  pricing flexibility
  strength of management
  general operating characteristics that will allow the companies to compete successfully in their marketplace

Generally, we consider selling a security when we believe it no longer displays the conditions for growth, is no longer undervalued, or falls short of expectations.

From time to time, we may supplement our fundamental investment process with quantitative analytics designed to evaluate the Fund's holdings in order to optimize portfolio construction, and to create an enhanced liquidity profile for the Fund while maintaining investment strategy integrity.

Common Stock. The Fund may invest in common stock. Common stock represents shares of ownership in a company. Common stock may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stock held by the Fund.

Preferred Stock. The Fund may invest in preferred stock. Preferred stock represents shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stock in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation, and, therefore, will be subject to greater credit risk than more senior debt instruments. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred securities also may be substantially less liquid than many other securities, such as common stock or U.S. government securities. Generally, preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund. Preferred stock can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations.

Warrants and Rights. The Fund may invest in warrants and rights, which are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make a Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

Convertible Securities. The Fund may invest in convertible securities, which include preferred stock and debt securities of an issuer that may be converted into underlying shares of common stock or the cash equivalent of such underlying shares, either because they have warrants attached or otherwise permit the holder to buy common stock of the issuer at a set price. Convertible securities provide an income stream (usually lower than non-convertible bonds) and give investors opportunities to participate in the capital appreciation of the underlying common stock. Convertible securities typically offer greater potential for appreciation than nonconvertible debt securities.

Master Limited Partnerships. The Fund may invest in master limited partnerships (MLPs). An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly-traded securities. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs' ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The Fund's investment in MLPs also subjects the Fund to the risks associated with the specific industry or industries in which the MLPs invest. Additionally, since MLPs generally conduct business in multiple states, the Fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Fund's return on its investment in MLPs.

Initial Public Offerings. The Fund may participate in Initial Public Offerings (IPOs). Securities purchased in IPOs may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may disproportionately affect (positively or negatively) the Fund's performance if the Fund has a small asset base. The investment performance of an IPO may not be repeated.

For more information, see How the Fund Invests-Investment Risks in the Prospectus, and Part I-Investment Risks and Considerations in the SAI. The SAI contains additional information about the Fund. To obtain a copy, see the back cover page of this Prospectus.

The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors of the Fund (the Board) can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal investment strategies, the Fund also may use the following non-principal investment strategies to try to increase its returns or protect its assets if market conditions warrant.

Foreign Securities. The Fund may invest in securities of non-U.S. issuers, which we refer to as foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. Foreign securities may include securities from emerging markets. We do not consider American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and other similar receipts or shares traded in U.S. markets to be foreign securities.

Debt Obligations, Including Money Market Instruments. The Fund may invest in investment-grade debt obligations (such as those rated A-2 or above by Standard & Poor's Ratings Services or Prime-2 or above by Moody's Investors Service, Inc.), including money market instruments. Money market instruments include the commercial paper of U.S. corporations, the obligations of U.S. banks (including foreign branches), certificates of deposit and obligations issued or guaranteed by the U.S. government or its agencies or a foreign government. Generally, debt obligations provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks.

Investing in Small, Unseasoned Issuers. The Fund may invest in the securities of small, unseasoned issuers. These are companies that have been in operation for less than three years, including the operations of any predecessors. Companies with shorter operating histories may have more risk associated with their viability as an on-going concern during times of adverse economic or industry conditions than more established companies. Small, unseasoned issuers may have limited financial resources. They may have limited trading markets, which could adversely affect the Fund's ability to dispose of them and could reduce the price the Fund might be able to obtain for them. For these reasons, securities of small, unseasoned issuers tend to be more volatile than securities of established companies, and can increase the Fund's overall portfolio risks.

Repurchase Agreements. The Fund may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes only.

Short Sales. The Fund may make short sales of a security. This means that the Fund may sell a security that it does not own, which it may do, for example, when the subadviser thinks the value of the security will decline. The Fund generally borrows the security to deliver to the buyers in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. Short sales pose the risk of potentially unlimited loss. The Fund must pay the lender any dividends or interest that accrues on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund may make short sales "against the box." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security.

Temporary Defensive Investments. In response to adverse market, economic or political conditions, the Fund may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. government, its agencies or instrumentalities or in high-quality obligations of domestic or foreign banks and corporations, and may hold up to 100% of its assets in cash or cash equivalents. Investing heavily in these securities limits the Fund's ability to achieve its investment objective, but can help to preserve the Fund's assets.

Additional Strategies. The Fund follows certain policies when it borrows money (the Fund can borrow up to 33 1/3% of the value of its total assets); lends its securities to others (the Fund can lend up to 33 1/3% of the value of its total assets); and holds illiquid securities (the Fund may hold up to 15% of its net assets (assets less liabilities) in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

INVESTMENT RISKS

All investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad-based securities market indexes, performance of the Fund can deviate from performance of the indexes. The charts below outline the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies that the Fund may use. Following the charts is a table which sets forth the investment limits applicable to each of the types of investments discussed in the charts. Unless otherwise noted, a percentage stated as a limit on the Fund's ability to engage in a particular type of investment is a percentage of investable assets. For more information, see the SAI.

Natural resource equity-related and asset-based securities
Risks	Potential Rewards

  Natural resource companies are affected by numerous factors, including events occurring in nature, inflationary pressures, international politics and general economic conditions.
  Other risks associated with foreign securities in general and equity-related securities, both as described below.
  There may not be a perfect correlation between the price movements of an asset-based security and the underlying natural resource.
  Asset-based securities are not always secured by a security interest in the underlying natural resource.
  Asset-based securities typically pay interest or dividends at below-market rates.

The scarcity of certain resources coupled with increasing demand or speculation can create attractive investment opportunities.

Common stocks and other equity and equity-related securities
Risks	Potential Rewards

  Individual stocks could lose value.
  Equity markets could go down, resulting in a decline in value of the Fund's investments.
  Companies that normally pay dividends may not do so if they don't have profits or adequate cash flow.
  Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund's investments.
  Investment style risk -- the risk that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market.

  Historically, stocks have outperformed other investments over the long term.
  Generally, economic growth leads to higher corporate profits, which in turn can lead to an increase in stock prices, known as capital appreciation.
  May be a source of dividend income.

Foreign securities
Risks	Potential Rewards

  Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as those in the U.S.
  Currency risk - adverse changes in the values of foreign currencies can cause losses (non-U.S. dollar denominated securities).
  May be less liquid than U.S. stocks and bonds.
  Differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information on foreign investments and involve more risks.
  Investments in emerging market securities are subject to greater volatility and price declines.

  Investors may participate in the growth of foreign markets through a Fund's investments in companies operating in those markets.
  A Fund may profit from a favorable change in the value of foreign currencies (non-U.S. dollar denominated securities).
  Opportunities for diversification.

Fixed-income obligations
Risks	Potential Rewards

  The Fund's holdings, share price, yield and total return may fluctuate in response to bond market movements.
  Credit risk - the risk that the default of an issuer would leave the Fund with unpaid interest or principal. The lower a bond's quality, the higher its potential volatility.
  Market risk - the risk that the market value of an investment may move down, sometimes rapidly or unpredictably. Market risk may affect an industry, a sector or the market as a whole.
  Interest rate risk - the risk that the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility.

  Most bonds will rise in value when interest rates fall.
  Bonds have generally outperformed money market instruments over the long term, with less risk than stocks.
  Regular interest income.
  Investment-grade bonds have a lower risk of default than junk bonds.
  Principal and interest on government securities may be guaranteed by the issuing government.
  High-quality debt obligations are generally more secure than stocks since companies must pay their debts before they pay dividends.

Short sales
Risks	Potential Rewards

  May magnify underlying investment losses.
  Share price volatility can magnify losses because the underlying security must be replaced at a specific time. To the extent that regulatory actions temporarily ban short selling, share price volatility may be magnified once the ban is lifted.
  Short sales pose the risk of potentially unlimited losses.
  Investment cost may exceed potential underlying investment gains.
  Short sales "against the box" give up the opportunity for capital appreciation in the security.
  Short sales "against the box" are not subject to the 25% of net assets limitation.

May magnify underlying investment gains. Short sales "against the box" may lock in capital appreciation while delaying tax consequences.

Illiquid Securities
Risks	Potential Rewards
May be difficult to value precisely. May be difficult to sell at the time or price desired.	May offer a more attractive yield or potential for growth than more widely traded securities.

Money Market Instruments
Risks	Potential Rewards

  Limits the Fund's potential for capital appreciation and achieving its objective.
  Credit risk (which is less of a concern for money market instruments) - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments.
  Market risk (which is less of a concern for money market instruments) - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.

May preserve the Fund's assets.

Principal & Non-Principal Strategies

  Natural resource equity, equity-related and asset-based securities (up to 100%)
  Common stocks and other equity-related securities (natural resource companies: up to 100%)
  Foreign securities (up to 100% of investable assets)
  Fixed-income obligations (up to 20% of investable assets)
  Short sales (up to 25% of net assets)
  Illiquid securities (up to 15% of net assets)
  Money market instruments (up to 100% of total assets on a temporary basis)

HOW THE FUND IS MANAGED

BOARD OF DIRECTORS

The Fund is overseen by a Board of Directors or Trustees (hereafter referred to as Directors, or the Board). The Board oversees the actions of the Manager, investment subadviser(s) and distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102-4077

Under a Management Agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs and is responsible for supervising the Fund's investment subadviser. For the fiscal year ended October 31, 2010, the Fund paid PI management fees of .71% of the Fund's average daily net assets for all share classes.

PI and its predecessors have served as a manager or administrator to investment companies since 1987. As of October 31, 2010, PI, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the manager or administrator to closed-end investment companies, with aggregate assets of approximately $139.2 billion.

Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment subadvisers for the Fund. In evaluating a prospective investment subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment subadviser(s).

PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with non-affiliated investment subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment subadviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment subadvisers engaged or material amendments to subadvisory agreements made pursuant to the Order.

A discussion of the basis for the Board's approvals of the Fund's management and subadvisory agreements is available in the Fund's semiannual report to shareholders, which is available at the end of January each year.

INVESTMENT SUBADVISER

Jennison Associates LLC (Jennison) is the Fund's investment subadviser. Its address is 466 Lexington Avenue, New York, NY 10017. PI has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. For the fiscal year ended October 31, 2010, PI paid Jennison fees of .375% of the Fund's average daily net assets. As of October 31, 2010, Jennison managed in excess of $113 billion in assets. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990.

PORTFOLIO MANAGERS

David A. Kiefer, CFA, John "Jay" Saunders, and Neil P. Brown, CFA are the portfolio managers of the Fund.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He has been managing large cap diversified assets since 1999 and the Large Cap Blend Equity strategy since 2000. Additionally, he became head of Large Cap Value Equity and began co-managing the Large Cap Value Equity strategy in 2004 and the Natural Resources Equity strategy in 2005. He managed the Prudential Jennison Utility Fund from 1994 to mid-2005. Mr. Kiefer joined Prudential's management training program in 1986. From 1988 to 1990, he worked at Prudential Power Funding Associates, making loans to the utility and power industries. Mr. Kiefer then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School.

John "Jay" Saunders is a Managing Director of Jennison. Prior to joining Jennison in October 2005, Mr. Saunders worked for the global oil team as a vice president at Deutsche Bank Securities from 2000 to 2005. At Deutsche Bank Securities, he covered North American integrated oils, independent refiners and exploration and production companies. From 1997 to 2000, Mr. Saunders worked at the Energy Intelligence Group and became the managing editor for the Oil Market Intelligence newsletter, reporting on a broad range of energy topics. From 1994 to 1997, he was with Hart Publications, Inc./The Oil Daily Co. where he was an associate editor responsible for oil-related publications. Mr. Saunders received a B.A. from the College of William and Mary and a Masters in Print Journalism from American University. He was ranked as the number one refiners analyst by Zach's Investment Research in 2005.

Neil P. Brown, CFA, is a Managing Director of Jennison, which he joined in November 2005. Prior to joining Jennison, Mr. Brown worked on the North American oil and gas exploration and production team as an equity research associate/analyst at Deutsche Bank Securities from 2000 to 2005. Prior to that, he worked at Donaldson, Lufkin, and Jenrette as a research associate covering the exploration and production sector. Mr. Brown also worked as an analyst in Metropolitan Life Insurance Company's institutional finance department from 1997 to 2000. He received a B.A. in Mathematics and History from Duke University and is a member of The New York Society of Security Analysts, Inc.

The portfolio managers for the Fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund also has a Distribution and Service Plan (the Plan) under Rule 12b-1 of the Investment Company Act of 1940 (the 1940 Act) with respect to each of the Class A, Class B, Class C and Class R shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, Class B, Class C and Class R shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees — known as 12b-1 fees — are shown in the "Fund Fees and Expenses" tables.

Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is described in the Fund's SAI and on the Fund's website.

FUND DISTRIBUTIONS AND TAX ISSUES

DISTRIBUTIONS

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an individual retirement account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.

Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

The Fund distributes dividends of any net investment income to shareholders. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund.

The Fund also distributes any realized net capital gains to shareholders. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security - if the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which, if recognized in a taxable year beginning before January 1, 2013, is generally taxed at rates of up to 15%, provided that the Fund distributes the net capital gain to non-corporate U.S. shareholders, and up to 20% thereafter. If the Fund holds the security for one year or less, any gain is treated as short-term capital gain, which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

Dividends of net investment income paid to a non-corporate U.S. shareholder in a taxable year beginning before January 1, 2013, that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent the Fund's income is derived from certain dividends received from U.S. corporations.

For taxable years beginning after December 31, 2012, a U.S. shareholder that is an individual, estate, or certain type of trust will be subject to a 3.8% Medicare tax on the lesser of (1) the U.S. shareholder's "net investment income," including Fund distributions and net gains from the disposition of Fund shares, and (2) the excess of the U.S. shareholder's modified gross income for the taxable year over a certain threshold.

For your convenience, a Fund's distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with Prudential Mutual Fund Services LLC (the Transfer Agent). Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes, unless your shares are held in a qualified or tax-deferred plan or account. If your dividend and/or capital gains distribution check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the Fund at the next Net Asset Value (NAV) calculated on the day of the investment. For more information about automatic reinvestment and other shareholder services, see Additional Shareholder Services in the next section.

The chart below sets forth the expected minimum frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Fund Distribution Schedule
Dividends	At least annually
Short-Term Capital Gains	At least annually
Long-Term Capital Gains	At least annually

TAX ISSUES

Form 1099
Every year you will receive a Form 1099 which reports the amount of ordinary income distributions and long-term capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distribution from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends and distributions in the fourth quarter, with a record date in such quarter, and actually pay them in January of the following year. In such cases, the dividends and distributions are treated as if they were paid on December 31st of the prior year.

Withholding Taxes
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion of your distributions and sale proceeds.

Taxation of Foreign Shareholders
For a discussion regarding the taxation of foreign shareholders, please see the SAI.

If You Purchase on or Before a Record Date
If you buy shares of the Fund on or before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. However, the timing of your purchase does mean that part of your investment may have come back to you as taxable income.

Qualified and Tax-Deferred Retirement Plans
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free. Please contact your financial adviser for information on a variety of Prudential Investments mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have realized a capital gain which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. For individuals and other non-corporate shareholders, the maximum capital gains tax rate is generally 15%, if the gain is recognized in a taxable year beginning before January 1, 2013, and 20% thereafter, for shares held for more than one year.

If you sell shares of the Fund at a loss, you may have a capital loss which you may use to offset capital gains you have, plus, in the case of non-corporate taxpayers, ordinary income of up to $3,000. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale or exchange of the shares.

If you exchange your Fund shares for shares of another class of the Fund, this is generally not a taxable event and should not result in realization of a capital gain or loss by you. If you exchange your shares of the Fund for shares of another Prudential Investments mutual fund, this is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above. Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell - or exchange - Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B Shares
The conversion of Class B shares into Class A shares — which happens automatically approximately seven years after purchase — is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class B shares, see Class B Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Shares of the Fund.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

HOW TO BUY SHARES

In order to buy Fund shares, simply follow the steps described below.

Opening an Account

If you don't have an account with us or a financial services firm that is permitted to buy or sell shares of the Fund for you, contact the Transfer Agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) at (800) 225-1852 or write to:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

You may purchase shares by check or wire. We do not accept cash, money orders or travelers checks. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this Prospectus. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sale of its shares, including due to failure by you to provide additional information requested, such as information needed to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares.

With certain limited exceptions, Fund shares are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.

Choosing a Share Class

Individual investors can choose among Class A, Class B and Class C shares. Class Q, Class R and Class Z shares are available only to limited groups of investors, as discussed below.

Multiple share classes let you choose a cost structure that meets your needs:

  Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a contingent deferred sales charge (CDSC) of 1%.
  Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.
  Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

When choosing a share class, you should consider the following factors:

  The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.
  The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally appropriate only for investors who plan to hold their shares for no more than 3 years.
  The different sales charges that apply to each share class — Class A's front-end sales charge (or in certain cases, CDSC) vs. Class B's CDSC vs. Class C's lower CDSC.
  The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.
  Class B shares purchased in single amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding this amount generally will not be accepted.
  Class C shares purchased in single amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above this amount generally will not be accepted.
  Because Class R and Z shares have lower operating expenses than Class A, Class B or Class C shares, as applicable, you should consider whether you are eligible to purchase Class R or Class Z shares.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. If your shares are held through a broker-dealer, financial adviser, financial planner or other financial intermediary, you should discuss with your financial intermediary which share classes of the Fund are available to you and which share class may best meet your needs. The Fund has advised the financial intermediaries and broker-dealers who maintain such accounts of the share class features and guidelines, per the Prospectus, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts.

Share Class Comparison. Use the following chart to help you compare the different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

	Class A	Class B	Class C	Class Q	Class R	Class Z
Minimum purchase amount	$2,500	$2,500	$2,500	None	None	None
Minimum amount for subsequent purchases	$100	$100	$100	None	None	None
Maximum initial sales charge	5.5% of the public offering price	None	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% (on investments of $1 million or more redeemed within 1 year)	5%(Yr.1) 4%(Yr.2) 3%(Yr.3) 2%(Yr.4) 1%(Yr.5) 1%(Yr.6) 0%(Yr.7)	1% (year 1)	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	None	.75% (.50% currently)	None

Notes to Share Class Comparison Table:
° The minimum initial and subsequent investment requirements do not apply to employee savings plan accounts or payroll deduction plan accounts. The minimum initial investment for retirement accounts and custodial accounts for minors is $1,000. The minimum initial and subsequent investment for AIP accounts is $50 (if your shares are held through a broker or other financial intermediary, the broker or intermediary is responsible for determining the minimum initial and subsequent investment for AIP accounts).
° If the value of your Class A, Class B, or Class C account with PMFS is less than $2,500, the Fund will deduct a $15 annual small account maintenance fee from your account. The $15 annual small account maintenance fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small account maintenance fee will be waived. The $15 small account maintenance fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts or accounts for which a broker or other financial intermediary is responsible for recordkeeping, (iii) institutional accounts, (iv) group retirement plans, (v) AIP accounts or employee savings plan accounts, (vi) accounts with the same registration associated with multiple share classes within the Fund, or (vii) clients with assets of more than $50,000 across the Prudential Investments family of mutual funds. For more information, see "Purchase, Redemption and Pricing of Fund Shares - Small Account Maintenance Fee" in the SAI.
° For more information about the CDSC and how it is calculated, see "How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)."
° Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC, although they are not subject to an initial sales charge. The CDSC is waived for purchases by certain retirement or benefit plans.
° Distribution and service fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, Class B, Class C and Class R shares is .25%. The distribution fee is limited to .30% (including the .25% service fee) for Class A shares, .75% for Class B and Class C shares, and .75% (including the .25% service fee) for Class R shares. The Distributor of the Fund has contractually agreed until February 29, 2012 to reduce its distribution and service (12b-1) fees for Class R shares to .50% of the average daily net assets of Class R shares.

Reducing or Waiving Class A's Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases:

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $25,000	5.50%	5.82%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million to $4,999,999*	None	None	1.00%**

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement and/or benefit plans.
** For investments of $5 million to $9,999,999, the dealer reallowance is .50%. For investments of $10 million and over, the dealer reallowance is .25%.

To satisfy the purchase amounts above, you can:

  Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of Prudential Investments mutual fund shares you or the group already own, (2) the value of money market shares (other than Direct Purchase money market shares) you or an eligible group of related investors have received for shares of other Prudential Investments mutual funds in an exchange transaction, and (3) the value of the shares you or an eligible group of related investors are purchasing; or
  Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential Investments mutual funds within 13 months.

An "eligible group of related investors" includes any combination of the following:

  All accounts held in your name (alone or with other account holders) and taxpayer identification number (TIN);
  Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below);
  Accounts for your children or your spouse's children including children for whom you and/or your spouse are legal guardian(s) (e.g., UGMAs and UTMAs);
  Accounts in the name and TINs of your parents;
  Trusts with you, your spouse, your children, your spouse's children and/or your parents as the beneficiaries;
  With limited exclusions, accounts with the same address (exclusions include, but are not limited to, addresses for brokerage firms and other intermediaries and Post Office boxes); and
  Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.

A "spouse" is defined as follows:

  The person to whom you are legally married. We also consider your spouse to include the following:
  An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;
  A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide for the personal or financial welfare of the other without a fee, to whom you are not related by blood; or
  An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

The value of shares held by you or an eligible group of related investors will be determined as follows:

  for Class A shares and any other share class for which a sales charge is paid, the value of existing shares is determined by the maximum offering price (net asset value (NAV) plus maximum sales charge); and
  for all other share classes, the value of existing shares is determined by the NAV.

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.

If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.

Mutual Fund Programs. The initial sales charge will be waived for participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. The initial sales charge will also be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential, relating to:

  Mutual fund "wrap" or asset allocation programs, where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or
  Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft-Hartley multiemployer pension plans, SEP-IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans, may purchase Class A shares without paying the initial sales charge. The availability of Class A shares at NAV for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. Investment in the Fund through a 403(b) plan may be available through a custodial account held with your employer's third party administrator. You should check with your employer to determine if this is an option. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class A shares at net asset value.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

  certain directors, officers, employees (including their spouses, children and parents) of Prudential and its affiliates, the Prudential Investments mutual funds, and the investment subadvisers of the Prudential Investments mutual funds;
  persons who have retired directly from active service with Prudential or one of its subsidiaries;
  certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;
  registered representatives and employees of broker-dealers that have entered into dealer agreements with the Distributor; and
  investors in IRAs, provided that: (a) the purchase is made either from a directed rollover to such IRA or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or (b) the IRA is established through Prudential Retirement as part of its "Rollover IRA" program (regardless of whether or not the purchase consists of proceeds of a tax-free rollover of assets from a Benefit Plan described above).

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent, or the Distributor must be notified by the broker facilitating the purchase, that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A's Sales Charge. The Fund also makes available free of charge, on the Fund's website, in a clear and prominent format, information relating to the Fund's Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.

You may need to provide your broker-dealer or other financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.

The Distributor may reallow the Class A sales charge to dealers.

Qualifying for Class Q Shares
Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft-Hartley multi-employer pension plans, SEP-IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans and other defined contribution plans may purchase Class Q shares. The availability of Class Q shares for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan.

Other Types of Investors. The following investors may also purchase Class Q shares: (i) Prudential funds, including Prudential fund-of-funds, and (ii) Prudential, with an investment of $10 million or more (except that seed money investments by Prudential in other Prudential funds may be made in any amount).

Qualifying for Class R Shares
Group Retirement Plans. Class R shares are offered for sale to (i) certain group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft Hartley multi-employer pension plans, SEP IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans and (ii) IRAs that are held on the books of a Fund through omnibus level accounts, including The SmartSolution IRA offered by Prudential Retirement. The availability of Class R shares for group retirement plans or IRAs will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Investors in SmartSolution IRA accounts through Prudential's Personal Retirement Services unit can call 888-244-6237 with any questions regarding how to purchase shares. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class R shares.

Qualifying for Class Z Shares
Institutional Investors. Various institutional investors may purchase Class Z shares, including corporations, banks, governmental entities, municipalities, hospitals, insurance companies and IRS section 501 entities, such as foundations and endowments. The minimum initial investment for such investors is $10 million. Institutional investors are responsible for indicating their eligibility to purchase Class Z shares at the time of purchase. Certain financial intermediaries may require that investments by their institutional investor clients in Class Z shares be placed directly with the Fund's Transfer Agent. Please contact the Transfer Agent at (800) 225-1852 for further details.

Mutual Fund Programs. Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential, relating to:

  Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or
  Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in a share class offered by the program before selecting a share class.

Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft-Hartley multi-employer pension plans, SEP-IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans and other defined contribution plans may purchase Class Z shares. The availability of Class Z shares for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. Investment in the Fund through a 403(b) plan may be available through a custodial account held with your employer's third party administrator. You should check with your employer to determine if this is an option. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class Z shares.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

  Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option;
  Current and former Directors/Trustees of mutual funds managed by PI or any other affiliate of Prudential;
  Prudential, with an investment of $10 million or more (except that seed money investments by Prudential in other Prudential funds may be made in any amount);
  Prudential funds, including Prudential fund-of-funds; and
  Qualified state tuition programs (529 plans).

How Financial Services Firms are Compensated for Selling Prudential Investments Mutual Funds

Prudential Investments Mutual Funds are distributed by Prudential Investment Management Services LLC (the Distributor), a broker-dealer that is licensed to sell securities. The Distributor generally does not sell shares of the Funds directly to the public, but instead markets and sells Prudential Investments Mutual Funds through other broker-dealers, 401(k) providers, retirement plan administrators, and other financial intermediaries. For ease of reference, we refer to all financial intermediaries collectively as "financial services firms." Each Prudential Investments mutual fund is managed by the Manager.

Only persons licensed with the Financial Industry Regulatory Authority, Inc. (FINRA), as a registered representative (often referred to as a broker or financial adviser) and associated with a specific financial services firm may sell shares of a Prudential Investments mutual fund to you, or to a retirement plan in which you participate.

Rule 12b-1 Fees & Sales Charges. The Distributor has agreements in place with financial services firms defining how much each firm will be paid for the sale of a particular Prudential Investments mutual fund from front-end sales charges, if any, paid by Fund shareholders and from fees paid to the Distributor by the Fund pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1). These financial services firms then pay their registered representatives who sold you the Prudential Investments mutual fund some or all of what they received from the Distributor. The registered representatives may receive a payment when the sale is made and can, in some cases, continue to receive ongoing payments while you are invested in the Prudential Investments mutual fund. The Distributor may change at any time, without prior notice, the amount of Rule 12b-1 fees that it pays (when the sale is made and/or any ongoing payments) to financial services firms and registered representatives so that the Distributor may retain all or a portion of such fees.

"Revenue Sharing" Payments. In addition to the compensation received by financial services firms as described above, the Manager or certain of its affiliates (but not the Distributor) may make additional payments (which are often referred to as "revenue sharing" payments) to the financial services firms from the Manager's or certain affiliates' own resources, including from the profits derived from management or other fees received from the Fund, without additional direct or indirect cost to the Fund or its shareholders. Revenue sharing payments are in addition to the front-end sales charges paid by Fund shareholders or fees paid pursuant to plans adopted in accordance with Rule 12b-1. The Manager or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms in the future.

Revenue sharing arrangements are intended to foster the sale of Fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Fund generally expects to receive the opportunity for the Fund to be sold through the financial services firms' sales force or access to third-party platforms or other marketing programs, including but not limited to mutual fund "supermarket" platforms or other sales programs. To the extent that financial services firms receiving revenue sharing payments sell more shares of the Fund, the Manager and Distributor benefit from the increase in Fund assets as a result of the management and distribution fees they receive from the Fund, respectively. Increased sales of Fund shares also may benefit shareholders, since an increase in Fund assets may allow the Fund to expand its investment opportunities, and increased Fund assets may result in reduced Fund operating expenses.

Revenue sharing payments, as well as the other types of payments described above, may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers.

If your Fund shares are purchased through a retirement plan, the Manager or certain of its affiliates (but not the Distributor) may also make revenue sharing payments to the plan's record keeper or an affiliate, which generally is not a registered broker-dealer. Rule 12b-1 fees and sales charges may only be paid to a registered broker-dealer.

It is likely that financial services firms that execute portfolio transactions for the Fund will include those firms with which the Manager and/or certain of its affiliates have entered into revenue sharing arrangements. Neither the Manager nor any subadviser may consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Manager and certain of its affiliates will not use Fund brokerage as any part of revenue sharing payments to financial services firms.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Payments may also be based on other criteria or factors, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The Manager and/or certain of its affiliates make such payments to financial services firms in amounts that generally range from .02% up to .20% of Fund assets serviced and maintained by the financial services firms or from .10% to .25% of sales of Fund shares attributable to the firm. In addition, the Manager and/or certain of its affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Fund on a financial services firm's systems, participation or attendance at a financial services firm's meeting, or for other reasons. These amounts are subject to change. In addition, the costs associated with visiting the financial services firms to make presentations, and/or train and educate the personnel of the financial services firms, may be paid by the Manager and/or certain of its affiliates, subject to applicable FINRA regulations.

Please contact the registered representative (or his or her firm) who sold shares of the Fund to you for details about any payments the financial services firm may receive from the Manager and/or certain of its affiliates. You should review your financial services firm's disclosure and/or talk to your financial services firm to obtain more information on how this compensation may have influenced your financial services firm's recommendation of the Fund. Additional information regarding these revenue sharing payments is included in the SAI which is available to you at no additional charge.

Other Payments Received by Financial Services Firms
Administrative, Sub-Accounting and Networking Fees. In addition to, rather than in lieu of, the fees that the Fund may pay to financial services firms as described above, and the fees the Fund pays to the Transfer Agent, the Transfer Agent or its affiliates may enter into additional agreements on behalf of the Fund with financial services firms pursuant to which the Fund will pay financial services firms for certain administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as record-keeping and other activities that otherwise would be performed by the Transfer Agent. Sub-accounting services encompass activities that reduce the burden of record-keeping to the Fund. Administrative fees are paid to a firm that undertakes, for example, shareholder communications on behalf of the Fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (NSCC).

These payments, as discussed above, are paid out of Fund assets and generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial services firm or (2) a fixed dollar amount for each account serviced by a financial services firm. From time to time, the Manager or certain of its affiliates (but not the Distributor) also may pay a portion of the fees for the services to the financial services firms at their own expense and out of their own resources.

In addition, the Fund reimburses the Distributor for NSCC fees that are invoiced to the Distributor as the party to the Agreement with NSCC for the administrative services provided by NSCC to the Fund and its shareholders. These administrative services provided by NSCC to the Fund and its shareholders include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to the Fund and its shareholders. These payments are generally based on a transaction fee rate for certain administrative services plus a fee for other administrative services.

Anti-Money Laundering
In accordance with federal law, the Fund has adopted policies designed to deter money laundering. Under the policies, the Fund will not knowingly engage in financial transactions that involve proceeds from unlawful activity or support terrorist activities, and shall file government reports, including those concerning suspicious activities, as required by applicable law. The Fund will seek to confirm the identity of potential shareholders to include both individuals and entities through documentary and non-documentary methods. Non-documentary methods may include verification of name, address, date of birth and tax identification number with selected credit bureaus. The Fund has also appointed an Anti-Money Laundering Compliance Officer to oversee the Fund's anti-money laundering policies.

Class B Shares Automatically Convert to Class A Shares

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses. Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS or its affiliates will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly for Class B shares, not on the anniversary date of your purchase.

If you hold Class B share certificates, the certificates must be received by the Transfer Agent in order for your Class B shares to convert from Class B to Class A shares. Certificate deposited shares will convert during the next quarterly conversion. For more information, see the SAI.

Understanding the Price You'll Pay

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund — known as the net asset value or NAV — is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the Fund — or the NAV — is $10 ($1,000 divided by 100).

Mutual Fund Shares

The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the Fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

The Fund's NAV will be determined every day on which the Fund is open as of the close of regular trading on the New York Stock Exchange (NYSE) (generally, 4:00 pm Eastern Time). The Fund's portfolio securities are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under procedures established by the Board. These procedures include pricing methodologies for determining the fair value of certain types of securities and other assets held by the Fund that do not have quoted market prices, and authorize the use of other pricing sources, such as bid prices supplied by a principal market maker and evaluated prices supplied by pricing vendors that employ analytic methodologies that take into account the prices of similar securities and other market factors.

If the Fund determines that a market quotation for a security is not reliable based on, among other things, events or market conditions that occur with respect to one or more securities held by the Fund or the market as a whole, after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined, the Fund may use "fair value pricing," which is implemented by a valuation committee (Valuation Committee) consisting of representatives of the Manager and subadviser or by the Board. In addition, the Fund may use fair value pricing determined by the Valuation Committee or Board if the pricing source does not provide an evaluated price for a security or provides an evaluated price that, in the judgment of the Manager (or subadviser), does not represent fair value. Securities that are primarily traded outside the United States may also be subject to a fair value pricing adjustment using a service provided by a pricing vendor, if it is determined that market quotations from those non-U.S. markets are not reliable, based on market movements after the close of the relevant non-U.S. markets.

With respect to any portion of the Fund's assets that are invested in one or more open-end investment companies, the Fund's NAV will be calculated based upon the NAV of the investment company in which the Fund invests.

Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price.

Fair value pricing procedures are designed to result in prices for the Fund's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

What Price Will You Pay for Shares of the Fund? For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For all other share classes, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares. Unless regular trading on the NYSE closes before 4:00 p.m. New York time, or later than 4:00 p.m. New York time, your order to purchase must be received by the Transfer Agent by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received by the Transfer Agent after the close of regular trading on the NYSE.

Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out — or distributes — its net investment income and net capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends. For accounts held at the Transfer Agent (PMFS), distributions of $10.00 or less on non-retirement accounts will not be paid out in cash, but will be automatically reinvested into your account.

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

Automatic Investment Plan (AIP). You can make regular purchases of the Fund by having a fixed amount of money automatically withdrawn from your bank or brokerage account at specified intervals. The minimum for subsequent investments through newly-established AIP accounts must be at least $50 monthly.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your Fund shares for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of a Fund - also known as redeeming your shares - the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell no later than the time regular trading on the NYSE closes - which is usually 4:00 p.m. New York time - to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to seven days from the purchase date. Your broker may charge you a separate or additional fee for sales of shares.

As a result of restrictions on withdrawals and transfers imposed by Section 403(b) of the Internal Revenue Code, we may consider a redemption request to not be in good order until we obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with such restrictions, if applicable. In such an event, the redemption request will not be in good order and we will not process it until we obtain information from your employer.

Restrictions on Sales
There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Commission, the former may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI.

If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order medallion signature guaranteed if:

  You are selling more than $100,000 of shares;
  You want the redemption proceeds made payable to someone that is not in our records;
  You want the redemption proceeds sent to some place that is not in our records;
  You are a business or a trust; or
  You are redeeming due to the death of the shareholder or on behalf of the shareholder.

The medallion signature guarantee may be obtained from an authorized officer from a bank, broker, dealer, securities exchange or association, clearing agency, savings association, or credit union that is participating in one of the recognized medallion guarantee programs (STAMP, SEMP, or NYSE MSP). The medallion signature guarantee must be appropriate for the dollar amount of the transaction. The Transfer Agent reserves the right to reject transactions where the value of the transaction exceeds the value of the surety coverage indicated on the medallion imprint. For more information, see the SAI.

Contingent Deferred Sales Charge (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase (the CDSC is waived for purchase by certain retirement and/or benefit plans). To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

  Amounts representing shares you purchased with reinvested dividends and distributions,
  Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), six years for Class B shares, and 12 months for Class C shares, and
  Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), six years for Class B shares, and 12 months for Class C shares).

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid — or at least minimize — the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

The CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. The rate decreases on the anniversary date of your purchase.

The holding period for purposes of determining the applicable CDSC will be calculated from the anniversary date of the purchase, excluding any time Class B or Class C shares were held in a money market fund.

Waiver of the CDSC — Class B Shares
The CDSC will be waived if the Class B shares are sold:

  After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability;
  To provide for certain distributions — made without IRS penalty — from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account; and
  On certain sales effected through the Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI.

Waiver of the CDSC — Class C Shares
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Redemption In Kind
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker. You would be responsible for any tax consequences associated with owning the securities.

Involuntary Redemption of Small Accounts
If the value of your account with PMFS is less than $500 for any reason, we may sell your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. The involuntary sale provisions do not apply to AIP accounts, employee savings plan accounts, payroll deduction plan accounts, retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account), omnibus accounts, and accounts for which a broker or other financial intermediary is responsible for recordkeeping. Prior thereto, if you make a sale that reduces your account value to less than the threshold, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. For more information, see "Purchase, Redemption and Pricing of Fund Shares – Involuntary Redemption" in the SAI.

Small Account Maintenance Fee
If the value of your account is with PMFS is less than $2,500 with certain exclusions, a $15 annual small account maintenance fee will be deducted from your account, and any applicable CDSC on the shares redeemed to pay the $15 small account maintenance fee will be waived. For more information, see "How to Buy Shares" in this Prospectus, and "Purchase, Redemption and Pricing of Fund Shares – Small Account Maintenance Fee" in the SAI.

90-Day Repurchase Privilege
After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund and share class without paying an initial sales charge. If you paid a CDSC when you redeemed your Class A, B, or C shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. For more information, see the SAI.

Retirement Plans
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other Prudential Investments mutual funds — including certain money market funds, if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of other funds in the Prudential Investments mutual fund family, but you can't exchange Class A shares for Class B, Class C, Class F, Class L, Class M, Class Q, Class R, Class X, or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential MoneyMart Assets, Inc. After an exchange, at redemption, the CDSC will be calculated from the date of the initial purchase, excluding any time Class B or Class C shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

For investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential relating to mutual fund "wrap" or asset allocation programs or mutual fund "supermarket" programs, an exchange may be made from Class A to Class Z shares of the Fund in certain limited circumstances. Contact your program sponsor or financial intermediary with any questions.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

There is no sales charge for exchanges. If, however, you exchange — and then sell — shares within the applicable CDSC period, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the Class B and Class C shares in the money market account will not be counted in calculating the required holding period for CDSC liability.

Remember, as we explained in the section entitled "Fund Distributions and Tax Issues — If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI.

Frequent Purchases and Redemptions of Fund Shares
The Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Fund does not knowingly accommodate or permit frequent trading, and the Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.

The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. If this occurs, the shareholder's account will be subject to a 60-day warning period, commencing on the first day of the following month. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Fund's transfer agent, that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted.

Transactions in the Prudential Investments money market funds are excluded from this policy. In addition, the policy does not apply to the Prudential Asset Allocation Funds and the Prudential Real Assets Fund, when available, which are structured as "funds-of-funds," and invest primarily in other mutual funds within the Prudential Investments fund family.

The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or canceled, the shareholder will receive a return of the purchase amount.

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan ("Intermediaries") that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund has notified Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to potential offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to potential offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Telephone Redemptions or Exchanges
You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 and communicating your instructions in good order to a customer service representative before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares - Restrictions on Sales" above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

Expedited Redemption Privilege
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

FINANCIAL HIGHLIGHTS

INTRODUCTION

The financial highlights will help you evaluate the Fund's financial performance for the fiscal year ended October 31, 2010, the five-month period ended October 31, 2009, and the fiscal years ended May 31, 2009, 2008, 2007 and 2006. Certain information reflects financial results for a single fund share. The total return in each chart represents the rate that a shareholder would have earned on an investment in the Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for the periods indicated.

A copy of the Fund's annual report, along with the Fund's audited financial statements and report of independent registered public accounting firm, is available upon request, at no charge, as described on the back cover of this Prospectus.

The financial highlights were derived from the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified.

CLASS A SHARES

(fiscal year ended 10/31/10, five-month period ended 10/31/09 and the fiscal years ended 5/31/06-09)

Per Share Operating Performance:	2010(b)	2009(a)(b)	2009(b)	2008(b)	2007(b)	2006(b)
Net Asset Value, Beginning Of Period	$41.27	$38.08	$68.29	$53.87	$48.25	$30.36
Income (loss) from investment operations:
Net investment income (loss)	(.21)	(.02)	(.06)	(.12)	(.03)	.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	10.18	3.21	(28.75)	19.61	11.21	20.28
Total from investment operations	9.97	3.19	(28.81)	19.49	11.18	20.43
Less Dividends and Distributions:
Dividends from net investment income	(.76)	-	(.53)	(2.43)	(.42)	(.30)
Distributions from net realized gains on investments	-	-	(.87)	(2.64)	(5.14)	(2.24)
Total dividends and distributions	(.76)	-	(1.40)	(5.07)	(5.56)	(2.54)
Capital contributions:	-(i)	-	-	-	-	-
Net asset value, end of period	$50.48	$41.27	$38.08	$68.29	$53.87	$48.25
Total Return(c):	24.42%	8.38%	(40.56)%	38.15%	25.03%	69.16%

Ratios/Supplemental Data:	2010	2009	2009	2008	2007	2006
Net assets, end of period (000)	$2,165,180	$1,535,793	$1,261,030	$2,090,493	$1,100,431	$817,299
Average net assets (000)	$1,849,392	$1,372,157	$1,168,562	$1,491,943	$847,853	$566,901
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.20%(e)	1.21%(e)(g)	1.23%(e)	1.14%(e)(f)	1.19%(f)	1.14%(f)
Expenses, excluding distribution and service (12b-1) fees	.90%(e)	.91%(e)(g)	.93%(e)	.85%(e)	.94%	.89%
Net investment income (loss)	(.47)%(e)	(.12)%(e)(g)	(.15)%(e)	(.20)%(e)	(.07)%	.36%
For Class A, B, C, R and Z shares:
Portfolio turnover	21%	9%(h)	51%	21%	46%	34%

(a) The Fund changed its fiscal year end from May 31 to October 31, effective October 31, 2009.
(b) Calculated based on average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d) Does not include expenses of the underlying portfolio in which the Fund invests.
(e) Through September 30, 2008, the manager of the Fund contractually agreed to waive .05% of the management fee rate on average daily net assets over $2 billion. Effective October 1, 2008, the manager of the Fund has contractually agreed to waive .05% of the management fee rate on average daily net assets over $4 billion.
(f) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares until September 30, 2007.
(g) Annualized.
(h) Not annualized.
(i) Less than $.005.

CLASS B SHARES

(fiscal year ended 10/31/10, five-month period ended 10/31/09 and the fiscal years ended 5/31/06-09)

Per Share Operating Performance:	2010(b)	2009(a)(b)	2009(b)	2008(b)	2007(b)	2006(b)
Net Asset Value, Beginning Of Period	$35.30	$32.66	$58.60	$46.90	$42.70	$27.13
Income (loss) from investment operations:
Net investment loss	(.45)	(.11)	(.28)	(.44)	(.34)	(.15)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	8.66	2.75	(24.58)	16.90	9.79	18.05
Total from investment operations	8.21	2.64	(24.86)	16.46	9.45	17.90
Less Dividends and Distributions:
Dividends from net investment income	(.76)	-	(.21)	(2.12)	(.11)	(.09)
Distributions from net realized gains on investments	-	-	(.87)	(2.64)	(5.14)	(2.24)
Total dividends and distributions	(.76)	-	(1.08)	(4.76)	(5.25)	(2.33)
Capital contributions:	-(g)	-	-	-	-	-
Net asset value, end of period	$42.75	$35.30	$32.66	$58.60	$46.90	$42.70
Total Return(c):	23.55%	8.08%	(40.99)%	37.14%	24.10%	67.84%

Ratios/Supplemental Data:	2010	2009	2009	2008	2007	2006
Net assets, end of period (000)	$280,296	$241,335	$221,738	$436,506	$315,782	$271,419
Average net assets (000)	$259,961	$227,342	$229,217	$360,663	$265,189	$206,935
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.90%(e)	1.91%(e)(f)	1.93%(e)	1.85%(e)	1.94%	1.89%
Expenses, excluding distribution and service (12b-1) fees	.90%(e)	.91%(e)(f)	.93%(e)	.85%(e)	.94%	.89%
Net investment loss	(1.17)%(e)	(.81)%(e)(f)	(.84)%(e)	(.86)%(e)	(.82)%	(.40)%

(a) The Fund changed its fiscal year end from May 31 to October 31, effective October 31, 2009.
(b) Calculated based on average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d) Does not include expenses of the underlying portfolio in which the Fund invests.
(e) Through September 30, 2008, the manager of the Fund contractually agreed to waive .05% of the management fee rate on average daily net assets over $2 billion. Effective October 1, 2008, the manager of the Fund contractually agreed to waive .05% of the management fee rate on average daily net assets over $4 billion.
(f) Annualized.
(g) Less than $.005.

CLASS C SHARES

(fiscal year ended 10/31/10, five-month period ended 10/31/09 and the fiscal years ended 5/31/06-09)

Per Share Operating Performance:	2010(b)	2009(a)(b)	2009(b)	2008(b)	2007(b)	2006(b)
Net Asset Value, Beginning Of Period	$35.31	$32.67	$58.61	$46.90	$42.70	$27.13
Income (loss) from investment operations:
Net investment loss	(.45)	(.12)	(.28)	(.46)	(.34)	(.15)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	8.65	2.76	(24.58)	16.93	9.79	18.05
Total from investment operations	8.20	2.64	(24.86)	16.47	9.45	17.90
Less Dividends and Distributions:
Dividends from net investment income	(.76)	-	(.21)	(2.12)	(.11)	(.09)
Distributions from net realized gains on investments	-	-	(.87)	(2.64)	(5.14)	(2.24)
Total dividends and distributions	(.76)	-	(1.08)	(4.76)	(5.25)	(2.33)
Capital contributions:	-(g)	-	-	-	-	-
Net asset value, end of period	$42.75	$35.31	$32.67	$58.61	$46.90	$42.70
Total Return(c):	23.51%	8.08%	(40.99)%	37.14%	24.10%	67.84%

Ratios/Supplemental Data:	2010	2009	2009	2008	2007	2006
Net assets, end of period (000)	$953,597	$674,791	$549,558	$985,867	$550,097	$406,571
Average net assets (000)	$819,275	$600,514	$533,680	$724,878	$428,643	$261,145
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.90%(e)	1.91%(e)(f)	1.93%(e)	1.85%(e)	1.94%	1.89%
Expenses, excluding distribution and service (12b-1) fees	.90%(e)	.91%(e)(f)	.93%(e)	.85%(e)	.94%	.89%
Net investment loss	(1.17)%(e)	(.82)%(e)(f)	(.85)%(e)	(.90)%(e)	(.82)%	(.40)%

(a) The Fund changed its fiscal year end from May 31 to October 31, effective October 31, 2009.
(b) Calculated based on average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d) Does not include expenses of the underlying portfolio in which the Fund invests.
(e) Through September 30, 2008, the manager of the Fund contractually agreed to waive .05% of the management fee rate on average daily net assets over $2 billion. Effective October 1, 2008, the manager of the Fund has contractually agreed to waive .05% of the management fee rate on average daily net assets over $4 billion.
(f) Annualized.
(g) Less than $.005.

CLASS R SHARES

(fiscal year ended 10/31/10, five-month period ended 10/31/09 and the fiscal years ended 5/31/07-09)

Per Share Operating Performance:	2010(c)	2009(a)(c)	2009(c)	2008(c)	8-22-2006(b) through 5-31-2007(c)
Net Asset Value, Beginning Of Period	$41.19	$38.02	$68.28	$53.96	$47.85
Income (loss) from investment operations:
Net investment loss	(.31)	(.05)	(.13)	(.37)	(.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	10.15	3.22	(28.73)	19.74	11.63
Total from investment operations	9.84	3.17	(28.86)	19.37	11.55
Less Dividends and Distributions:
Dividends from net investment income	(.76)	-	(.53)	(2.41)	(.30)
Distributions from net realized gains on investments	-	-	(.87)	(2.64)	(5.14)
Total dividends and distributions	(.76)	-	(1.40)	(5.05)	(5.44)
Capital contributions:	-(i)	-	-	-	-
Net asset value, end of period	$50.27	$41.19	$38.02	$68.28	$53.96
Total Return(d):	24.15%	8.34%	(40.66)%	37.82%	25.98%

Ratios/Supplemental Data:	2010	2009	2009	2008	2007
Net assets, end of period (000)	$51,424	$28,573	$19,990	$15,328	$2,565
Average net assets (000)	$40,431	$23,555	$12,599	$6,730	$626
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees(f)	1.40%(g)	1.41%(g)(h)	1.43%(g)	1.35%(g)	1.44%(h)
Expenses, excluding distribution and service (12b-1) fees	.90%(g)	.91%(g)(h)	.93%(g)	.85%(g)	.94%(h)
Net investment loss	(.68)%(g)	(.33)%(g)(h)	(.37)%(g)	(.62)%(g)	(.24)%(h)

(a) The Fund changed its fiscal year end from May 31 to October 31, effective October 31, 2009.
(b) Inception date of Class R shares.
(c) Calculated based on average shares outstanding during the period.
(d) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(e) Does not include expenses of the underlying portfolio in which the Fund invests.
(f) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.
(g) Through September 30, 2008, the manager of the Fund contractually agreed to waive .05% of the management fee rate on average daily net assets over $2 billion. Effective October 1, 2008, the manager of the Fund has contractually agreed to waive .05% of the management fee rate on average daily net assets over $4 billion.
(h) Annualized.
(i) Less than $.005.

CLASS Z SHARES

(fiscal year ended 10/31/10, five-month period ended 10/31/09 and the fiscal years ended 5/31/06-09)

Per Share Operating Performance:	2010(b)	2009(a)(b)	2009(b)	2008(b)	2007(b)	2006(b)
Net Asset Value, Beginning Of Period	$42.14	$38.83	$69.90	$54.99	$49.12	$30.87
Income (loss) from investment operations:
Net investment income (loss)	(.08)	.03	.06	.05	.08	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	10.41	3.28	(29.55)	20.05	11.46	20.60
Total from investment operations	10.33	3.31	(29.49)	20.10	11.54	20.86
Less Dividends and Distributions:
Dividends from net investment income	(.76)	-	(.71)	(2.55)	(.53)	(.37)
Distributions from net realized gains on investments	-	-	(.87)	(2.64)	(5.14)	(2.24)
Total dividends and distributions	(.76)	-	(1.58)	(5.19)	(5.67)	(2.61)
Capital contributions:	-(g)	-	-	-	-	-
Net asset value, end of period	$51.71	$42.14	$38.83	$69.90	$54.99	$49.12
Total Return(c):	24.77%	8.52%	(40.40)%	38.53%	25.39%	69.44%

Ratios/Supplemental Data:	2010	2009	2009	2008	2007	2006
Net assets, end of period (000)	$1,212,655	$640,899	$470,122	$719,348	$355,928	$270,375
Average net assets (000)	$896,356	$552,361	$433,493	$503,262	$283,266	$179,109
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.90%(e)	.91%(e)(f)	.93%(e)	.85%(e)	.94%	.89%
Expenses, excluding distribution and service (12b-1) fees	.90%(e)	.91%(e)(f)	.93%(e)	.85%(e)	.94%	.89%
Net investment income (loss)	(.18)%(e)	.17%(e)(f)	.15%(e)	.08%(e)	.18%	.60%

(a) The Fund changed its fiscal year end from May 31 to October 31, effective October 31, 2009.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d) Does not include expenses of the underlying portfolio in which the Fund invests.
(e) Through September 30, 2008, the manager of the Fund contractually agreed to waive .05% of the management fee rate on average daily net assets over $2 billion. Effective October 1, 2008, the manager of the Fund has contractually agreed to waive .05% of the management fee rate on average daily net assets over $4 billion.
(f) Annualized.
(g) Less than $.005.

GLOSSARY

FUND INDEXES

Lipper Average. The Lipper Average is based on the average return of all mutual funds in the Lipper Natural Resources Funds category. Returns do not include the effect of sales charges or taxes. Returns would be lower if they included the effect of these expenses. Source: Lipper Inc.

Lipper Global Natural Resources Index. The Lipper Global Natural Resources Index is an unmanaged index of the 10 largest global natural resources funds. These returns do not include the effect of any sales charges, operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.

MSCI World ND Index. The Morgan Stanley Capital International World Net Dividends Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The MSCI World ND Index consists of approximately 23 developed market indices in the United States, Europe, Canada, Australia, New Zealand and the Far East. The MSCI World ND Index is unmanaged and the total return includes the reinvestment of all dividends. These returns do not include the effect of any sales charges, operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects. The securities in the MSCI World ND Index may be very different from those in the Fund.

Standard & Poor's 500 Index. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects. Source: Standard & Poor's Corporation.

Back Cover

FOR MORE INFORMATION Please read this Prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:
MAIL Prudential Mutual Fund Services LLC PO Box 9658 Providence, RI 02940 WEBSITE www.prudentialfunds.com	TELEPHONE (800) 225-1852 (973) 367-3529 (from outside the U.S.)

  E-DELIVERY
  To receive your mutual fund documents on-line, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows (the SEC charges a fee to copy documents):
MAIL Securities and Exchange Commission Public Reference Section 100 F Street, N.E. Washington, DC 20549-1520 ELECTRONIC REQUEST publicinfo@sec.gov	IN PERSON Public Reference Room located at 100 F Street, N.E. in Washington, DC For hours of operation, call (202) 551-8090 VIA THE INTERNET on the EDGAR Database at www.sec.gov

The Annual and Semi-Annual Reports and the SAI contain additional information about the Fund. Shareholders may obtain free copies of the SAI, Annual Report and Semi-Annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.

STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this Prospectus) SEMI-ANNUAL REPORT	ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

Prudential Jennison Natural Resources Fund, Inc.
Share Class	A	B	C	Q	R	Z
NASDAQ	PGNAX	PRGNX	PNRCX	PJNQX	JNRRX	PNRZX
CUSIP	74441K107	74441K206	74441K305	74441K602	74441K404	74441K503
MF135STAT	The Fund's Investment Company Act File No. 811-05206